UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________________________________
FORM 8-K
______________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2014

Shiloh Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683

(State of Other	(Commission File No.)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

880 Steel Drive, Valley City, Ohio 44280
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(330) 558-2600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 21, 2014, Shiloh Holdings Sweden AB, a wholly-owned subsidiary of Shiloh Industries, Inc. (the “Subsidiary”), entered into a Share Sale and Purchase Agreement (the “Agreement”) with Finnveden Bulten AB (publ.) and Finnveden AB (“Finnveden”), a wholly-owned subsidiary of Finnveden Bulten AB (publ.), pursuant to which the Subsidiary will purchase all of the issued and outstanding shares of Finnveden Metal Structures AB from Finnveden at a purchase price of SEK 372,300,000 (approximately $56,600,000 USD based on a SEK to USD foreign currency exchange rate in effect as of May 21, 2014) plus the assumption of indebtedness in the amount of SEK 118,200,000 ($17,960,000 USD), as adjusted for certain transfers of value, employee bonus payments and transaction expenses, plus accrued interest at a rate of 2% per annum from March 31, 2014 until the closing date of the transaction.

The obligation of the parties to consummate the transactions contemplated by the Agreement is subject to customary conditions, the accuracy of the other party’s representations and warranties (subject to certain materiality qualifiers), and material compliance by the other party with its covenants under the Agreement.

Item 2.02. Results of Operations and Financial Condition.

On May 22, 2014, Shiloh Industries, Inc. (the "Company") issued a press release announcing its operating results for the second quarter ended April 30, 2014. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

SHILOH INDUSTRIES REPORTS SECOND QUARTER RESULTS

(a) Financial Statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1    Press Release of Shiloh Industries, Inc. dated May 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHILOH INDUSTRIES, INC.
Date:	May 22, 2014	By:	/s/ Thomas M. Dugan Name: Thomas M. Dugan Title: Vice President of Finance and Treasurer

Exhibit Index

Exhibit No.                        Description

99.1            Press Release of Shiloh Industries, Inc. dated May 22, 2014

For Immediate Release                        CONTACT:
Thomas M. Dugan
Vice President of Finance and Treasurer
Shiloh Industries, Inc.
+1 (330) 558-2600

SHILOH INDUSTRIES REPORTS SECOND QUARTER 2014 RESULTS

VALLEY CITY, Ohio, May 22, 2014 -- Shiloh Industries, Inc. (NASDAQ: SHLO) today reported financial results for its second quarter ended April 30, 2014, and year to date results.

Second Quarter Fiscal Year 2014 vs. 2013 Highlights:

•	Sales revenue for the quarter was $209.0 million, an improvement of 14.7 percent.

•	Gross profit for the quarter improved nearly 9 percent and was $21.0 million.

•	Operating income for the quarter improved 10.3 percent to $12.7 million.

•	Net income per share diluted improved 9 percent to $0.47 for the quarter.

Second Quarter Fiscal Year 2014 Results:

The Company reported sales revenue of $209.0 million for the second quarter of fiscal year 2014, an increase of 14.7 percent from $182.1 million compared to the second quarter of fiscal year 2013. The Company's increased revenues outperformed the market growth of 4.8 percent for the North American car and light truck industry production volumes over the second quarter of 2013. This was accomplished by new product launches, market share gains and sales added from acquisitions.

Gross profit for the second quarter improved 8.6 percent to $21.0 million, compared to $19.3 million, for the second quarter of 2013. While additional investments in new technologies and personnel related to new program launches were incurred, the business continued to contribute to the positive change in gross profit.

For the second quarter of fiscal 2014, operating income improved over 10 percent to $12.7 million, compared to $11.5 million for the same period last year.

The Company reported a net income increase of 12.1 percent for the second quarter of fiscal year 2014 of $8.1 million, or $0.47 per share diluted compared to the second quarter of 2013 net income of $7.2 million, or $0.43 per share diluted, an improvement of 9 percent.

First Six Months 2014 Results:

Operating income for the first six months of fiscal 2014 improved 32.5 percent to $20.7 million, compared to $15.6 million for the first six months of the previous year. Net income for the first six months of fiscal 2014 was $13.1 million or $0.76 per share diluted, an improvement of
32.9 percent over the prior year’s net income of $9.8 million, or $0.58 per share diluted. The improvement reflects an increase in sales revenue of $65.0 million, or 19.8 percent, as compared to the revenue for the first six months of fiscal 2014 of $392.5 million. Furthermore, the improvement in gross margin of 29.2 percent was driven by productivity actions, resulting from an increase of 3.8 percent in North American car and light truck production volumes, new product launches and sales added from acquisitions.

The net cash flow provided by operating activities for the first six months of 2014 generated $10.9 million. Capital expenditures were $11.5 million, reflecting the Company’s continued investment in both maintenance and technology capital.

“Overall, we're pleased with the results of our lightweighting strategy and its impact on our profitable growth. Our quote activity and recent business awards signifies a recognition of our leading technology and competitive position," said Ramzi Hermiz, president and chief executive officer. "We continue to focus our investments in technology and productivity improvements to achieve global, sustainable, profitable growth."

About Shiloh
Headquartered in Valley City, Ohio, Shiloh Industries, Inc. is a leading supplier, providing lightweighting and NVH solutions to automotive, commercial vehicle and other industrial markets. Shiloh produces lightweight products for body-in-white, exhaust, powertrain, structural and seating needs of OEM and Tier 1 customers. The Company has (14) locations across North America, and has approximately 2,000 employees. For more information visit www.shiloh.com.

A conference call to discuss second quarter 2014 results will be held on Thursday, May 22, 2014, at 11:00 a.m. EDT. To listen to the conference call, dial (888) 510-1786 approximately five minutes prior to the start time and request the Shiloh Industries second quarter conference.

###

Certain statements made by Shiloh Industries, Inc. (the "Company") in this release and other periodic oral and written statements, including filings with the Securities and Exchange Commission, regarding the Company's operating performance, events or developments that the Company believes or expects to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales, earnings expectations, cost savings, awarded sales, volume growth, earnings or general belief in the Company's expectations of future operating results are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are made on the basis of management's assumptions and expectations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all, of the risks include the ability of the Company to accomplish its strategic objectives with respect to implementing its sustainable business model; the ability to obtain future sales; changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities; costs related to legal and administrative matters; the Company's ability to realize cost savings expected to offset price concessions; the Company's ability to successfully integrate acquired businesses; inefficiencies related to production and product launches that are greater than anticipated; changes in technology and technological risks; increased fuel and utility costs; work stoppages and strikes at the Company's facilities and that of the Company's customers or suppliers; the Company's dependence on the automotive and heavy truck industries, which are highly cyclical; the dependence of the automotive industry on consumer spending, which is subject to the impact of domestic and international economic conditions, including increased energy costs affecting car and light truck production, and regulations and policies regarding international trade; financial and business downturns of the Company's customers or vendors, including any production cutbacks or bankruptcies; increases in the price of, or limitations on the availability of, steel, the Company's primary raw material, or decreases in the price of scrap steel; the successful launch and consumer acceptance of new vehicles for which the Company supplies parts; the occurrence of any event or condition that may be deemed a material adverse effect under the Credit Agreement or a decrease in customer demand which could cause a covenant default under the Credit Agreement; pension plan funding requirements; and other factors, uncertainties, challenges and risks detailed in the Company's other public filings with the Securities and Exchange Commission. Any or all of these risks and uncertainties could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements reflect management's analysis only as of the date of this release.
The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. In addition to the disclosures contained herein, readers should carefully review risks and uncertainties contained in other documents the Company files from time to time with the Securities and Exchange Commission.

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollar amounts in thousands)

	April 30, 2014	October 31, 2013
	(Unaudited)
ASSETS
Cash and cash equivalents	$579	$398
Investment in marketable securities	1,631	—
Accounts receivable, net of allowance for doubtful accounts of $379 and $341 at April 30, 2014 and October 31, 2013, respectively	120,638	116,837
Related-party accounts receivable	3,032	673
Inventories, net	53,907	42,924
Deferred income taxes	2,828	2,829
Prepaid expenses	5,862	3,095
Other assets	—	23
Total current assets	188,477	166,779
Property, plant and equipment, net	198,556	197,874
Goodwill	10,098	6,768
Intangible assets, net	16,516	17,605
Other assets	2,879	2,927
Total assets	$416,526	$391,953
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current debt	$798	$882
Accounts payable	99,557	87,977
Accrued income taxes	1,876	1,666
Other accrued expenses	27,526	26,416
Total current liabilities	129,757	116,941
Long-term debt	118,550	119,384
Long-term benefit liabilities	19,904	21,287
Deferred income taxes	644	969
Interest rate swap agreement	903	—
Other liabilities	1,921	2,223
Total liabilities	271,679	260,804
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 per share; 5,000,000 shares authorized; no shares issued and outstanding at April 30, 2014 and October 31, 2013, respectively	—	—
Common stock, par value $.01 per share; 25,000,000 shares authorized; 17,131,784 and 17,031,316 shares issued and outstanding at April 30, 2014 and October 31, 2013, respectively	172	170
Paid-in capital	67,605	66,312
Retained earnings	103,817	90,749
Accumulated other comprehensive loss: Pension related liability, net	(26,747)	(26,082)
Total stockholders’ equity	144,847	131,149
Total liabilities and stockholders’ equity	$416,526	$391,953

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)

	Three Months Ended April 30,		Six Months Ended April 30,
	2014	2013	2014	2013
Net revenues	$208,972	$182,146	$392,511	$327,529
Cost of sales	187,971	162,810	353,663	297,456
Gross profit	21,001	19,336	38,848	30,073
Selling, general and administrative expenses	11,208	7,828	22,153	14,440
Asset recovery	(2,906)	—	(4,026)	(7)
Operating income	12,699	11,508	20,721	15,640
Interest expense	927	564	1,813	994
Interest income	2	13	5	19
Other expense	25	22	44	46
Income before income taxes	11,749	10,935	18,869	14,619
Provision for income taxes	3,620	3,686	5,801	4,787
Net income	$8,129	$7,249	$13,068	$9,832
Earnings per share:
Basic earnings per share	$0.48	$0.43	$0.77	$0.58
Basic weighted average number of common shares	17,081	16,998	17,063	16,993
Diluted earnings per share	$0.47	$0.43	$0.76	$0.58
Diluted weighted average number of common shares	17,158	17,043	17,148	17,041

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Dollar amounts in thousands)

	Three Months Ended April 30,		Six Months Ended April 30,
	2014	2013	2014	2013
Net income	$8,129	$7,249	$13,068	$9,832
Other comprehensive income, net of tax:
Defined benefit pension plans & other postretirement benefits
Actuarial net gain	269	—	538	—
Asset net loss	(606)	—	(1,145)	—
Recognized gain	717	—	331	—
Income tax - (expense) benefit	(144)	—	105	—
Total defined benefit pension plans & other post retirement benefits, net of tax	236	—	(171)	—
Marketable securities, net of tax:
Unrealized gain on marketable securities	104	—	104	—
Income taxes on marketable securities	(37)	—	(37)	—
Unrealized gain on marketable securities, net of tax	67	—	67	—
Derivatives and hedging:
Unrealized loss on interest rate swap agreements	(903)	—	(903)	—
Income taxes on interest rate swap agreements	342	—	342	—
Change in fair value of derivative instruments, net of tax	(561)	—	(561)	—
Comprehensive income, net	$7,871	$7,249	$12,403	$9,832

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	Six Months Ended April 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$13,068	$9,832
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,885	9,392
Asset recovery	(4,026)	(7)
Amortization of deferred financing costs	465	150
Deferred income taxes	86	36
Stock-based compensation expense	289	374
Gain on sale of assets	(131)	—
Changes in operating assets and liabilities:
Accounts receivable	(5,986)	(18,029)
Inventories	(10,983)	5,945
Prepaids and other assets	(3,143)	479
Payables and other liabilities	8,173	920
Accrued income taxes	210	3,300
Net cash provided by operating activities	10,907	12,392
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(11,549)	(12,449)
Investment in marketable securities	(1,527)	—
Acquisitions, net of cash acquired	(349)	(63,066)
Proceeds from sale of assets	4,163	7
Net cash used in investing activities	(9,262)	(75,508)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of dividends	—	(4,226)
Payment of capital leases	(56)	—
Proceeds from long-term borrowings	8,600	81,750
Repayments of long-term borrowings	(10,737)	(14,200)
Payment of deferred financing costs	(16)	(349)
Proceeds from exercise of stock options	745	110
Net cash provided by (used for) financing activities	(1,464)	63,085
Net increase (decrease) in cash and cash equivalents	181	(31)
Cash and cash equivalents at beginning of period	398	174
Cash and cash equivalents at end of period	$579	$143

Supplemental Cash Flow Information:	$1,522	$789
Cash paid for interest	$5,713	$1,341

Non-cash Investing and Financing Activities:
Equipment acquired under capital lease	$1,679	$—